Registration No. 33-

                   SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549
                   ----------------------------------

                                FORM S-8

                         REGISTRATION STATEMENT
                                 UNDER
                        THE SECURITIES ACT OF 1933
                   ----------------------------------

                            FORD MOTOR COMPANY
          (Exact name of registrant as specified in its charter)

          Delaware                                    38-0549190
(State or other jurisdiction                        (I.R.S Employer
of incorporation or organization)                  Identification No.)

          The American Road
         Dearborn, Michigan                           48121-1899
(Address of principal executive offices)              (Zip Code)


           FORD MOTOR COMPANY 1990 LONG-TERM INCENTIVE PLAN
                       (Full title of the Plan)
                       ------------------------

                       J. M. RINTAMAKI, Esq.
                        Ford Motor Company
                          P. O. Box 1899
                        The American Road
                 Dearborn, Michigan  48121-1899
                         (313) 323-2260
         (Name, address and telephone number, including
                area code, of agent for service)

                   CALCULATION OF REGISTRATION FEE
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                                                         Proposed
                                       Proposed          maximum
                                       maximum           aggregate
Title of securities   Amount to be   offering price      offering           Amount of
to be registered      registered      per share*         price**        registration fee
- -------------------   ------------   --------------      ---------      ----------------
Common Stock,         5,000,000        $27.25          $136,250,000      $27,250.00
$1.00 par value        shares

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     * Based on the market price of Common Stock of the Company on
October 5, 1994, in accordance with Rule 457(c) under the Securities Act of 1933.

     ** This amount is the assumed aggregate option price of the 5,000,000 shares of Common Stock being registered, based on the market price of Common Stock of the Company on October 5, 1994, in accordance with Rule 457(h) under the Securities Act of 1933.

             FORD MOTOR COMPANY 1990 LONG-TERM INCENTIVE PLAN
                           ______________________

      INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

      The contents of Registration Statement Nos. 33-54348 and 33-39402 are incorporated herein by reference.

                           ____________________


            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 8. Exhibits.

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
Exhibit 4.A                         Ford Motor Company 1990 Long-Term Incentive Plan.  Filed as
                                    Exhibit 4(A) to Registration Statement No. 33-39402 and
                                    incorporated herein by reference.

Exhibit 4.B                         Amendment to 1990 Long-Term Incentive Plan (effective as of
                                    October 1, 1990).  Filed as Exhibit 10-P-1 to Ford's Annual
                                    Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference.

Exhibit 4.C                         Form of Stock Option Agreement for use under the 1990 Long-
                                    Term Incentive Plan (Nonqualified Option).  Filed as Exhibit
                                    4(C) to Registration Statement No. 33-54348 and incorporated herein by reference.

Exhibit 4.D                         Form of Stock Option Agreement for use under the 1990 Long-
                                    Term Incentive Plan (U.K. Nonqualified Option).  Filed as
                                    Exhibit 4(C) to Registration Statement No. 33-39402 and
                                    incorporated herein by reference.

Exhibit 4.E                         Form of Stock Option Agreement for use under the 1990 Long-
                                    Term Incentive Plan (Incentive Option).  Filed with this
                                    Registration Statement.

Exhibit 5                           Opinion of Thomas J. DeZure, an Assistant Secretary and
                                    Associate Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder.  Filed with this Registration Statement.

Exhibit 15                          Letter from Independent Certified Public Accountants
                                    regarding unaudited interim financial information.  Filed
                                    with this Registration Statement.

Exhibit 23                          Consent of Independent Certified Public Accountants.  Filed
                                    with this Registration Statement.

Exhibit 24.A                        Powers of Attorney authorizing signature.  Filed as Exhibit
                                    24.A to Registration Statement No. 33-54735 and incorporated herein by reference.

Exhibit 24.B                        Certified resolution of Board of Directors authorizing
                                    signature pursuant to a power of attorney.  Filed as Exhibit
                                    24.B to Registration Statement No. 33-54735 and incorporated herein by reference.
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
                                  SIGNATURES


        The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 6th day of October, 1994.

                                 FORD MOTOR COMPANY

                                 By:   Alex Trotman*
                                      (Alex Trotman)
                                Chairman of the Board of Directors



      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.
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         Signature                         Title                     Date
         ---------                         -----                     ----


                                  Director and Chairman of the
                                 Board of Directors, President
                                  and Chief Executive Officer
     Alex Trotman*               (principal executive officer)
- ----------------------------
    (Alex Trotman)



     Colby H. Chandler*                   Director
- -----------------------------
    (Colby H. Chandler)



    Michael D. Dingman*                   Director                     October 6, 1994
- -----------------------------
   (Michael D. Dingman)


                                      Director and Vice
                                 President, Ford Motor Company,
                                   and Director and President
                                  and Chief Operating Officer,
     Edsel B. Ford II*            Ford Motor Credit Company
- ------------------------------
    (Edsel B. Ford II)


                                   Director and Chairman
     William Clay Ford*           of the Finance Committee
- -----------------------------
    (William Clay Ford)

                                        Director and
   William Clay Ford, Jr.*             Vice President
- -----------------------------
  (William Clay Ford, Jr.)


                                        Director and
     Allan D. Gilmour*                  Vice Chairman
- -----------------------------
    (Allan D. Gilmour)



    Roberto C. Goizueta*                  Director
- -----------------------------
   (Roberto C. Goizueta)



  Irvine O. Hockaday, Jr.*                Director
- -----------------------------
 (Irvine O. Hockaday, Jr.)



        Drew Lewis*                       Director
- -----------------------------
       (Drew Lewis)



      Ellen R. Marram*                    Director                October 6, 1994
- -----------------------------
     (Ellen R. Marram)



      Kenneth H. Olsen*                   Director
- -----------------------------
     (Kenneth H. Olsen)



      Carl E. Reichardt*                  Director
- -----------------------------
     (Carl E. Reichardt)


                                  Director and Vice Chairman
      Louis R. Ross*              and Chief Technical Officer
- -----------------------------
     (Louis R. Ross)


                                  Director and Executive
     Stanley A. Seneker*              Vice President
- -----------------------------
    (Stanley A. Seneker)

  Clifton R. Wharton, Jr.*                Director
- -----------------------------
 (Clifton R. Wharton, Jr.)



                                     Group Vice President
                                   and Chief Financial Officer
      John M. Devine              (principal financial officer)      October 6, 1994
- -----------------------------
     (John M. Devine)

                                   Vice President--Controller
  Murray L. Reichenstein*        (principal accounting officer)
- -----------------------------
 (Murray L. Reichenstein)





*By: /s/K. S. Lamping
     --------------------
     (K. S. Lamping,
     Attorney-in-Fact)

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
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                                 EXHIBIT INDEX
                                                                          Sequential Page
                                                                          at Which Found
                                                                          (or Incorporated
                                                                          by Reference)


Exhibit 4.A Ford Motor Company 1990 Long-Term Incentive Plan. Filed as Exhibit 4(A) to Registration Statement No. 33-39402 and incorporated herein by reference.

Exhibit 4.B Amendment to 1990 Long-Term Incentive Plan (effective as of October 1, 1990). Filed as
                          Exhibit 10-P-1 to Ford's Annual Report on
                          Form 10-K for the year ended December 31, 1991 and incorporated herein by reference.

Exhibit 4.C Form of Stock Option Agreement for use under the 1990 Long-Term Incentive Plan
                          (Nonqualified Option). Filed as Exhibit 4(C) to Registration Statement No. 33-54348 and incorporated herein by reference.

Exhibit 4.D Form of Stock Option Agreement for use under the 1990 Long-Term Incentive Plan (U.K. Nonqualified Option). Filed as Exhibit 4(C) to Registration Statement No. 33-39402 and incorporated herein by reference.

Exhibit 4.E Form of Stock Option Agreement for use under the 1990 Long-Term Incentive Plan (Incentive Option). Filed with this Registration
                          Statement.

Exhibit 5 Opinion of Thomas J. DeZure, an Assistant Secretary and Associate Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 15 Letter from Independent Certified Public Accountants regarding unaudited interim financial information. Filed with this
                          Registration Statement.

Exhibit 23                Consent of Independent Certified Public
                          Accountants.  Filed with this Registration
                          Statement.

Exhibit 24.A              Powers of Attorney authorizing signature.
                          Filed as Exhibit 24.A to Registration
                          Statement No. 33-54735 and incorporated
                          herein by reference.

Exhibit 24.B Certified resolution of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 25.B to Registration Statement No. 33-54735 and incorporated herein by reference.


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